UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule14a-6 (e)(2))
[ x ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a -11(c) or Section 240.14a -12

BANYAN CORPORATION
(Name of Registrant as Specified In Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

*    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.   Title of each class of Securities to which transaction applies: Not Applicable
2.   Aggregate number of Securities to which transaction applies: Not Applicable
3.   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable
4.   Proposed maximum aggregate value of transaction: Not Applicable
5.   Total fee paid: Not Applicable

*    Fees paid previously with preliminary materials.

*   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid: Not Applicable
2.   Forms, Schedule or Registration Statement No.: Not Applicable
3.   Filing Party: Not Applicable
4.   Date Filed: Not Applicable

BANYAN CORPORATION
9025 Wilshire Blvd., Penthouse Suite 500
Beverly Hills, CA 90211

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
and
Important Notice regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 4, 2007

TO OUR SHAREHOLDERS:

          Please take notice that the annual meeting of shareholders of Banyan Corporation, an Oregon corporation, will be held at 2:00 p.m., local time, on September 4, 2007 at our offices at Suite 207, 5005 Elbow Drive S.W., Calgary, Alberta, Canada T2S2T6, for the following purposes:

          1. To elect Michael S. Gelmon and Cory H. Gelmon as our board of directors;

          2. To approve the Second Amendment to the Restated Articles of Incorporation to increase the authorized shares of Common Stock to forty billion (40,000,000,000) shares;

          3. To approve the Third Amendment to the Restated Articles of Incorporation for a one-for-one hundred reverse split of our outstanding common stock without affecting the number of authorized shares of common stock; and,

          4. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

          We recommend that you vote FOR the election of Michael S. Gelmon and Cory H. Gelmon to our board of directors and vote FOR items 2 and 3 above.

          This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to security holders are available at www.transferonline.com. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before August 24, 2007 to facilitate timely delivery.

          To vote online and review the materials made available at our Web site:

          1. Simply go to www.tansferonline.com/proxy or http://www.transferonline.com/proxy.

          2. Click the word “Proxy” in the upper right hand corner.

          3. Type in the Authorization Code and your Proxy Code.

          Our Proxy Statement for the annual meeting and Annual Report to Shareholders on Form 10KSB for 2006 are also available for your review on this Web site.

To obtain a paper or e-mail copy of materials or get directions to the Annual Meeting:

          To request a printed or e-mail copy of the above materials for this annual meeting, and proxy materials for all other meetings, or to obtain directions to be able to attend and vote in person:

          1. Please call 1-800-808-0899;

          2. Please Email our transfer agent – c/o carolyn@transferonline.com

          3. Please visit www.transferonine.com/banyan.

          Shareholders of record at the close of business on July 5, 2007 are entitled to vote at the meeting. For everybody’s convenience we hope that you will vote online. You are cordially invited to attend. Whether or not you expect to attend, complete and return a proxy as soon as possible to assure your representation at the meeting. Your vote is important to us.

By Order of the Board of Directors

Cory H. Gelmon, President and Secretary

July 20, 2007

BANYAN CORPORATION
9025 Wilshire Blvd., Penthouse Suite 500
Beverly Hills, CA 90211

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

          This proxy is solicited on behalf of our Board of Directors for use at our annual meeting of shareholders. The meeting is to be held at 2:00 p.m., local time, on September 4, 2007, at our offices at Suite 207, 5005 Elbow Drive S.W., Calgary, Alberta, Canada T2S 2T6.

          You are requested and encouraged to vote by proxy. For your convenience we have made arrangements for you to vote online. Please refer to the Notice of Annual Meeting of Shareholders and Important Notice of Electronic Availability of Materials for the Shareholder Meeting to Be Held on September 4, 2007. Your proxy will be voted as you specify on the proxy. Your shares will be voted "for" each of the matters to be acted upon unless otherwise specified. You may withhold authority from the proxy holders to vote "for" election of any director nominee and the other matters to be acted upon at the meeting. To withhold authority, mark the box "withhold authority," and in the case of the election of directors, strike through the name of the nominee. If you do not strike through the name your proxy will be voted "for" such nominee. You may revoke your proxy before it is voted by written notice addressed to Cory H. Gelmon, Secretary, 9025 Wilshire Blvd., Penthouse Suite 500, Beverly Hills, CA 90211, by issuing a later proxy, or by attending and voting in person at the meeting. Printed ballots will be available at the meeting.

          Our voting securities consist of shares of common stock, no par value (the "common stock"). Shareholders of record at the close of business on July 5, 2007 are entitled to vote at the meeting. There were four billion nine hundred fifty million nine hundred fifty million four hundred forty seven thousand and eight (4,950,447,008) shares of common stock issued and outstanding on the record date. Each share has one vote on any matter to be acted upon at the meeting. A quorum for the transaction of business is one-third of the shares entitled to vote. Each matter to be acted upon at the meeting will be approved if the votes "for" are greater than the votes "against." Abstentions and "broker non-votes" are counted in determining a quorum. They are not counted "for" or "against" any matter. There are no dissenters' rights of appraisal with respect to the matters to be acted upon at the meeting.

          We will conduct this proxy solicitation initially by mailing notice and then by making materials available at our designated website unless you request a paper or e-mail copy. This proxy statement and form of proxy will be first sent or given to shareholders on or about July 20, 2007. Proxies may also be solicited personally, by mail, e-mail or telephone. We will pay the expenses of the proxy solicitation, including the cost of preparing, assembling and mailing the material and making them electronically available. Directors, officers and regular employees may solicit proxies and will not receive additional compensation for soliciting. No specially engaged employees, representatives or other persons have been or are to be employed to solicit proxies. We will request banks and brokers to forward material to their customers who beneficially own shares held of record in nominee name and will reimburse the banks and brokers for reasonable out-of-pocket expenses.

          The matters to be acted upon at the meeting are listed in the preceding notice and more fully discussed below under the caption "Matters to be Acted Upon."

DIRECTORS AND EXECUTIVE OFFICERS; CORPORATE GOVERNANCE

Name	Age	Positions
Michael J. Gelmon	44	Chief Executive Officer and Director
Cory H. Gelmon	47	President, Chief Financial Officer, Director

          Our Board of Directors is comprised of three directors of one class. Each director is elected to hold office until the next annual meeting of shareholders and until his successor has been elected and qualified. Presently there is a vacancy on the Board of Directors. The Board of Directors intends to appoint a nominee for director to fill this vacancy as soon as possible. We have been unable to identify a nominee or appointee for this vacancy since it arose given concerns about our financial condition and pending litigation. Marshall F. Wilmot resigned as chief operating officer on February 1, 2007 effective February 28, 2007.

          Officers are elected annually by the Board of Directors and hold office until successors are duly elected and qualified.

          Michael J. Gelmon and Cory H. Gelmon are brothers.

          The following is a brief account of the business experience of each director and executive officer.

          Michael J. Gelmon. Mr. Gelmon is an experienced franchising entrepreneur and executive as well as a real estate lawyer. He has been our Chief Executive Officer and a director since 2001. From 1993 through 1997, Mr. Gelmon was a founding shareholder, director, as well as head of acquisitions and real estate for Domino's Pizza of Canada Ltd., the Domino's Pizza master franchisor in Canada. He was an integral part of the team that was responsible for growing the Domino's Pizza chain to 200 stores throughout Canada. Since 1999 Mr. Gelmon has also practiced law with his brother in a law partnership, Britannia Law Firm. Mr. Gelmon received his Bachelor of Laws with honors from the University of London in 1988 and a Bachelor of Arts from the University of Calgary in 1988.

          Cory H. Gelmon. During Cory H. Gelmon’s long career in franchising, he has been an owner, promoter, executive and a franchise lawyer. Mr. Gelmon has been our president and chief financial officer since 2001. Since 1999 Mr. Gelmon has also practiced law with his brother in a law partnership, Britannia Law Firm. From 1993 until 1997, he was chief operating officer and general counsel of Domino’s Pizza of Canada Ltd. Mr. Gelmon was largely responsible for growing the Domino's Pizza chain to 200 stores throughout Canada. He received his Bachelor of Laws with honors from the University of London in 1987 and a Bachelor of Arts from the University of Calgary in 1984.

Committees of the Board of Directors

          Audit Committee. We have no audit committee of the Board of Directors. We believe that the better practice is to form an Audit Committee. During 2004, we adopted an Audit Committee Charter that provides for an audit committee consisting of three or more directors, each of whom shall satisfy the independence, financial literacy and experience requirements of Section 10A of the Exchange Act and any other regulatory requirements. We need to expand our Board of Directors and make appropriate compensation arrangements with them. As of the date hereof we have not identified potential candidates. We are exempt from the Securities and Exchange Commission requirements for a separate audit committee.

          No Compensation Committee. We have no compensation committee of the Board of Directors. The entire board acts as our compensation committee. Transactions between the Gelmons, members of their immediate families and the entities they own and control and us are not conducted at arm's-length. These include their compensation arrangements set forth in Item 10. Executive Compensation and the transactions set forth in Item 12. Certain Relationships and Related Transactions below. The Gelmons without any independent authorization, review or oversight set the terms of these arrangements and transactions. There can be no assurance that the terms thereof are comparable to those that would be negotiated at arm's-length or otherwise fair and reasonable, despite the good faith belief of the Gelmons that they are.

Meetings of Directors

          There were no formal meetings of the Board of Directors and no formal meeting of committees thereof in 2006. The board acted by unanimous consent nine times in 2006. We have adopted a policy that all directors must attend the annual meeting of directors following the shareholders meeting and two-thirds of all other meetings of directors.

Codes of Ethics

          During 2004, we adopted a Code of Business Conduct and Ethics that addresses, among other things, conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and use of company assets, compliance with laws (including insider trading laws), and reporting of unethical behavior. The Code of Business Conduct and Ethics is applicable to our directors, officers and all employees.

          In addition, we have adopted a Finance Code of Ethics that requires honest and ethical business conduct, full, accurate and timely financial disclosures, compliance with all laws, rules and regulations governing our business, and prompt internal reporting of any violations of the code. The Finance Code of Ethics is applicable to our Chief Executive Officer, Chief Financial Officer, Controller (there is no Controller at this time) and all finance employees. We intend to satisfy the disclosure requirements under Item 10 of Form 8-K regarding any amendment to or waiver of the Code of Ethics with respect to our Chief Executive Officer, Chief Financial Officer, Controller, and persons performing similar functions, by posting such information on our website.

Compliance with Section 16(a) of the Exchange Act

          Our directors and executive officers failed to file on a timely basis reports required by Section 16(a), including Forms 3, 4 and 5 during the three most recent fiscal years and the year to date. With respect to Michael J. Gelmon there were thirteen late reports covering fifteen transactions that were not reported on a timely basis. With respect to Cory H. Gelmon, there were fourteen late reports covering fifteen transactions that were not reported on a timely basis. With respect to Richard J. Doran, there were two late reports covering two transactions that were not reported on a timely basis. With respect to Marshall Wilmot, there were three late reports covering two transactions that were not reported on a timely basis. As of the date hereof, all reports required by Section 16(a) have been filed and are available on our web site www.chiropracticusa.net.

Shareholder Communications

          Shareholders may send communications addressed to the Board of Directors or to specified individual directors by mail addressed to Banyan Corporation, 9025 Wilshire Blvd., Penthouse Suite 500, Beverly Hills, CA 90211, by fax to 403-287-8804, by e-mail through our web site www.chiropracticusa.com, or to Cory H. Gelmon, Secretary, Banyan Corporation at cgelmon@chiropracticusa.net. All shareholder communications are sent directly to the board.

EXECUTIVE COMPENSATION

          The following table sets forth certain information about the compensation paid to management during the 2005 through 2006 fiscal years:

	Annual Compensation			Long Term Compensation
Name and principal position	Year	Salary ($)	Other annual compensation ($)*	Awards	Payouts	All other compensation ($)
			Restricted stock award(s) ($)	Securities underlying options/SAR (#)	LTIP payouts ($)
Michael Gelmon Chief Executive Officer and Director	2005 2006	$210,000 $240,000	$21,000 $19,576	2,000,000 15,000,000

Cory Gelmon President, Chief Financial Officer, Secretary and Director	2005 2006	$210,000 $240,000	$21,000 $19,576	2,000,000 15,000,000
Marshall Wilmot, former Chief Operating Officer	2005 2006	$-0- $111,000	$-0- $19,576	-0- 5,000,000

          * Consists of performance bonuses described in Employment and Other Compensation-Related Agreements with Management.

Employment and Other Compensation-Related Agreements with Management

          Our Management Agreements with the Gelmons, as amended, provide for payment of compensation of $240,000 per year, and a yearly bonus of ten percent of (net) operating income before income taxes, other expenses (including any management fees) and extraordinary items, of our diagnostic testing business segment as set forth in our audited financial statements. The Management Agreements expire on December 31, 2010.

          Mr. Wilmot resigned as Chief Operating Officer effective February 28, 2007. Our compensation agreement with Mr. Wilmot for 2006 provided for a salary of $120,000 per year, and a yearly bonus of ten percent of (net) operating income before income taxes, other expenses (including any management fees) and extraordinary items, of our diagnostic testing business segment as set forth in our audited financial statements. For his services, we also issued 1,000,000 shares of stock and granted 5,000,000 options exercisable at $.006 per share for five years. See Certain Relationships and Related Transactions – Consulting Agreements.

          We retained the Gelmons’ law partnership, the Britannia Law Firm, to serve as our general counsel and special Canadian counsel particularly in the areas of franchising, mergers and acquisitions, Canadian corporate law, real estate law, and other matters. The Company pays the Britannia Law Firm a monthly retainer of $15,000. Total retainer payments to the Brittania Law Firm were $180,000 in 2006.

          On February 15, 2006, Cory Gelmon and Michael Gelmon waived their annual bonuses payable with respect to our diagnostic testing business segment for 2005 in exchange for 3,500,000 shares of common stock each for a value of $21,000.

          On June 28, 2007, Cory Gelmon and Michael Gelmon were issued 825,000,000 shares of common stock each in consideration for services rendered valued at $247,500 ($.0003 per share), including the waiver of their annual bonuses payable with respect to our diagnostic testing business segment for 2006, and personally signing several guaranty and pledge agreements since 2004 described in Certain Relationships and Related Transactions – Securities Purchase Agreements – Provisions Common to the 2004, 2006 and 2006-2007 Securities Purchase Agreements. The purpose of the guaranty and pledge agreements and the benefit to our shareholders was to provide guarantees and additional collateral security for repayment of

Notes and the performance of other terms and conditions of the loan transaction with a pledge of all the shares of the Company owned of record by the Gelmons.

          On July 10, 2007, Cory Gelmon returned 825,000,000 shares to us for cancellation to reduce the number of shares issued and outstanding and to enable us to issue shares to certain investors upon conversion of the Notes and Warrants described in Certain Relationships and Related Transactions — Securities Purchase Agreements. We will repay the shares to Cory Gelmon promptly when additional shares are available pursuant to an amendment to our articles of incorporation to increase the number of authorized shares and/or a reverse split of our outstanding shares.

Equity Compensation Plan Information

          On October 28, 2004 the Board of Directors adopted the 2004 Human Resources Incentive Plan (the "Incentive Plan") to provide incentive compensation to employees, directors, officers and others who serve us. The Incentive Plan provides for the granting of up to 1,000,000,000 options and shares to our personnel. Generally, stock options granted under the Incentive Plan are for a maximum term of ten years and unless otherwise provided in the specific award document vest and are exercisable immediately. Unless otherwise provided, the options expire within one year after termination of service or three months if termination is for cause. The Board of Directors administers the Incentive Plan. The Incentive Plan may be amended by the directors except where required by the Internal Revenue Code as to any increase in the total number of underlying shares and the class of persons eligible to receive options, or as otherwise required by any applicable law or regulation.

          The Incentive Plan supercedes all of our previous stock option plans and any ad hoc issuance of options. In connection with the adoption of the Incentive Plan, we converted the options issued to our management (including 9,000,000 options issued to the Gelmons), area developers, franchisees, employees, consultants and one investor, into options subject to the Incentive Plan. We cancelled any other outstanding options. As of the date hereof, 52,985,000 options have been granted. An aggregate of 44,410,000 options were granted in 2006.

Option Grants to Management in 2006

          Option grants to management during 2006 were as follows:

Name	Securities Underlying Options/SARs Granted (#)	Percent of Total Granted to Employees In Options/SARs Fiscal Year*	Exercise or Base Price (S/Sh)	Expiration Date
Michael Gelmon, Chief Executive Officer and Director	15,000,000	33.8%	$0.006	2/15/11
Cory Gelmon, President, Chief Financial Officer, Secretary and Director	15,000,000	33.8%	$0.006	2/15/11
Marshall F. Wilmot former Chief Operating Officer	5,000,000	11.3%	$0.006	2/15/11

          * Represents all options granted to individuals during 2006 as a percentage of all options granted to employees during 2006.

Option Exercises and Year-End Values

          The following table sets forth certain values with respect to stock options held by management at the end of 2006:

Name	Share Acquired on Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Options/SAR’s at FY-end (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SAR’s at FY-end (S) Exercisable/ Unexercisable
Michael Gelmon, Chief Executive Officer and Director	6,500,000	$39,000	15,000,000 / 0	$75,000/ 0
Cory Gelmon, President, Chief Financial Officer, Secretary and Director	6,500,000	$39,000	15,000,000 / 0	$75,000 / 0
Marshall Wilmot, former Chief Operating Officer and Director	-0-	-0-	1,666,666 / 3,333,333	$10,000/ $20,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANGEMENT AND
RELATED STOCKHOLDER MATTERS

The following table sets forth information, as of July 5, 2007, with respect to the beneficial ownership of our common stock by each person known to be the beneficial owner of more than five percent of the outstanding common stock, and by our two directors and executive officers, individually and as a group.

Name and Address	Numbers of Shares Beneficially Owned	%
Cory H. Gelmon 3019 Roxboro Glen Road S.W. Calgary, Alberta, Canada T2S 1T9	865,187,230(1)	17.4%

Michael J. Gelmon 8 Fisherman’s Point Elbow Valley Rocky View MD No 44 Calgary, Alberta, Canada T3Z 1B1	864,623,333(2)	17.4%
Directors and Executive Officers as a group (2 persons)	1,729,810,503(3)	34.7%

(1)

Includes 15,000,000 immediately exercisable options, 850,123,333 shares pledged as security for a loan (including 825,000,000 shares returned to the Corporation for cancellation as a capital contribution that will be reissued to him at such time sufficient authorized shares are available), and 63,897 shares owned by members of his immediate family. (See Executive Compensation – Employment and other Compensation-Related Agreements with Management and Certain Relationships and Related Transactions – Securities Purchase Agreements).

(2)

Includes 15,000,000 immediately exercisable options and 849,623,333 shares pledged as security for a loan (see Executive Compensation – Employment and other Compensation-Related Agreements with Management and Certain Relationships and Related Transactions – Securities Purchase Agreements).

(3)	Includes 30,000,000 immediately exercisable options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Chiropractic USA and Franchise Support Network Acquisitions

          On May 7, 2001, we acquired certain intellectual property, goodwill and other nonmonetary assets from the Gelmons.

          We purchased the Chiropractic USA development plan for our present business, the franchising of chiropractic clinics under the name Chiropractic USA from the Gelmons for 2,000,000 shares of common stock, 1,000,000 shares each. The shares were valued at the market price of $.03 per share on that date, an aggregate of $60,000. The $60,000 purchase price was allocated to goodwill.

          We also purchased all of the issued and outstanding shares of Franchise Support Network, Inc. (“FSN”) from the Gelmons, its shareholders, in exchange for 34,047,666 shares. The assets of FSN were recorded on our balance sheet at $-0-, the Gelmons’ historical cost basis, in accordance with accounting rules that apply to transfers of nonmonetary assets from promoters and controlling shareholders. FSN had no assets as of the acquisition date, had not commenced operations and expenses since inception were not material. FSN is intended as a vehicle for acquiring, operating and selling franchises in various businesses.

          On November 1, 2002, we issued to the Gelmons 24,000,000 shares for the purchase, 12,000,000 shares each. On April 9, 2003, the Gelmons on behalf of Banyan paid 4,800,000 shares, 2,400,000 each, to two former directors of Banyan. On March 18, 2005, we issued to the Gelmons the balance of 10,047,666 shares, 5,023,333 each, and the Gelmons on behalf of Banyan, paid 2,000,000 shares, 1,000,000 each, to the two former directors.

          In addition, we entered into management agreements with the Gelmons. Prior to these acquisitions, we engaged unsuccessfully, under different management, in various Internet commerce businesses and the manufacture and sale of computer cases. The purpose of these acquisitions and the benefit to our shareholders was to enable us to enter into our present business using the Gelmons’ proprietary concepts and know-how, to acquire the brand name Chiropractic USA, to acquire a vehicle for other franchising business, and to engage the Gelmons as management. Another purpose was that the Gelmons acquired control of the Company through their management positions and the stock ownership they attained. The number of shares we paid the Gelmons in the acquisitions and the allocation thereof to the development plan and for the shares of FSN were arbitrarily determined to facilitate the acquisition and do not reflect the actual cost of the assets acquired from the Gelmons or the value of the assets to us for financial reporting purposes.

Acquisition of Corporate Clinics

          In September 2001, the Company entered into an agreement with Advanced Health Center, Inc. (“Advanced”) to purchase three chiropractic clinics and their operating assets for $1,150,000. The purpose of this transaction and the benefit to our shareholders was to enable us to own and operate clinics where we developed and demonstrated our franchise operating system and practices and showcased the Chiropractic USA brand.

          In June 2002, the agreement was restructured at the request of the Merrill Lynch Business Financial Services, Inc. (“MLBFS”), the lender for the acquisition. MLBFS based approval of the loan on the business experience and personal credit of the Gelmons and strength of the business and assets to be acquired. There would have been substantial complications, delays and other problems involved in approving a loan to us, a small-cap public corporation with a negative operating history. To accommodate the restructuring, the Gelmons formed a new corporation, Southern Health Care, Inc (“Southern”), wholly owned by them to act as a holding company for the business acquired from Advanced. We assigned our right to acquire the clinics to Southern in exchange for a management agreement and franchise agreements. The effects of these agreements were that Southern was treated as our consolidated subsidiary in which we have all of the financial interest and that the Gelmons have no direct pecuniary interest in Southern. In connection with our sale of the clinics to LSI Group, Inc. effective December 31, 2004, the agreements with Southern were terminated. Southern was dissolved during 2006.

          On July 29, 2002, Southern completed the acquisition of Advanced. Southern acquired accounts receivable of $973,469 and furniture, fixtures and equipment of $176,531. In exchange, Southern paid the owner of Advanced, Dr. Dennis Gregory, $900,000 cash, and we issued Dr. Gregory $200,000 in promissory notes due April 30, 2005 with interest at 10% (of which $150,000 has been paid) and 277,778 shares of common stock valued at $50,000 ($.18 per share, the market price on the agreement date). Dr. Gregory is not affiliated with the Company other than through ownership of the shares issued in the acquisition.

          MLBFS provided Southern with the cash used in the acquisition under a term loan and related installment note due July 31, 2005 in the original principal amount $1,000,000 with interest at 1.4% above the prime rate. On November 16, 2004, we prepaid the entire balance of $584,930 on the installment note.

          In connection with the agreement to purchase Advanced, we issued an aggregate of 2,300,000 shares of common stock, valued at $345,000 ($.15 per share) to eight individuals for giving their personal guarantees of the term loan and installment note and as loan fees. The purpose and benefit to our shareholders of the personal guarantees was to provide MLBFS with additional recourse as an inducement to make the loan to Southern. The purpose and benefit to our shareholders from the issuance of the shares was to compensate the individuals for guaranteeing the loan as required by MLBFS. Included in the eight individuals were the Gelmons, who each received 600,000 shares as guarantors and for their agreement to indemnify the other guarantors of the loan. Richard J. Doran Jr., a former director, received 150,000 shares for his guarantee of the loan.

Loans

          Management and members of their immediate families have loaned us funds to pay our debts from time to time.

          During 2001, Eva Gelmon, the mother of the Gelmons, loaned us $37,500. The note is not secured and bears simple interest at 10% per annum. The note was due January 1, 2006. As of December 31, 2006, we owed Eva Gelmon $75,885 pursuant to this note.

          From and after 2002, 860538 Alberta Ltd., which is owned and controlled by the Gelmons, loaned us funds. On November 16, 2004, we paid $52,451 against this debt to 860538 Alberta Ltd. As of December 31, 2004, the principal and interest due was $69,050, which was repaid on February 22, 2005. On December 1, 2004, we issued a promissory note due January 1, 2006 with interest at 7% per annum to evidence our indebtedness to 860538 Alberta Ltd. for our obligations for prior and possible additional advances up to a maximum aggregate of $100,000. Previously the interest rate on the loan from 860538 Alberta Ltd. was 10%. As of December 31, 2005, we owed 860538 Alberta Ltd. $58,872 pursuant to this note. As of January 1, 2006, we issued a new advance promissory note to refinance and evidence our indebtedness to 860538 Alberta Ltd. for our obligations for prior and possible additional advances of up to $200,000 from 860538 Alberta Ltd. The note bears interest at 7% and is due December 31, 2007. As March 31, 2007, we owed $127,378 pursuant to this note.

Contribution of Shares

          On August 25, 2004, Michael J. Gelmon returned 9,600,000 shares to us for cancellation. He made the contribution to reduce the number of shares issued and outstanding. The benefit to the shareholders was to make 9,600,000 shares available to us to meet our obligations to issue shares we sold to certain investors for cash and agreed to pay for services provided to us. As repayment, we issued to Mr. Gelmon 3,000,000 shares on December 3, 2004 and 6,600,000 shares on March 18, 2005.

Consulting Agreements

          On August 15, 2005 the Company entered into a Consulting Agreement with Alvin Gelmon, the father of the Company’s Chairman of the Board and Chief Executive Officer and of its President and Chief Financial Officer, to consult with Chiropractic USA. The Company issued him 2,000,000 shares valued at $80,000 as consideration for services rendered and to be rendered.

          On February 1, 2007, Marshall F. Wilmot submitted his resignation as director and chief operating officer effective February 28, 2007 to start a new consulting company, Willowbrook Consulting, Ltd., an Alberta corporation located in Calgary. Effective March 1, 2007, we hired Willowbrook for two years at a monthly fee of $10,000 and an annual bonus of 10% of pre tax earnings of our diagnostic imaging business segment. This contract was terminated effective April 30, 2007.

Premier Acquisition

          On February 10, 2006, we completed the acquisition of Premier Health Services LLC and the other constituent entities of its diagnostic testing business pursuant to a Stock Purchase Agreement with Dr. Brad Goldstein. Under the agreement, we paid Dr. Goldstein $2,000,000 in cash at closing plus 14,285,714 shares of our common stock that, at that time, resulted in Dr. Goldstein owning more than five percent of our outstanding stock. We also agreed to pay Dr. Goldstein an additional $100,000 and an amount equal to the pre-closing accounts receivable that are actually collected, once Premier’s cash flow permits these additional payments to be made. As of December 31, 2006, we had paid an additional $1,253,460 to Mr. Goldstein with respect to pre-closing accounts receivable that were collected, and owed an additional $635,921 with respect to these accounts receivable.

          Dr. Goldstein entered a new one-year employment agreement with Premier effective February 10, 2006. Under this agreement, Dr. Goldstein continues to market, develop and supervise our diagnostic testing business. The agreement was amended after it was entered in to, so that Dr. Goldstein will earn an annual salary of $240,000 and a yearly bonus of ten percent of (net) operating income before income taxes of our diagnostic testing business or the highest bonus paid to management, whichever is less. During 2006, Dr. Goldstein was paid a salary of $204,616, and earned a bonus of $19,576. For as long as Dr. Goldstein continues to hold shares received in the transaction that are subject to restriction, Michael J. Gelmon, our Chief Executive Officer, and Cory H. Gelmon, our Chief Financial Officer and President, have agreed that if there is an offer to purchase any of their stock in Banyan, Dr. Goldstein has the right to sell his shares on the same terms and conditions as the Gelmons.

Securities Purchase Agreements

2006-2007 Securities Purchase Agreement

          Effective November 15, 2006, we entered into a series of Securities Purchase Agreements (hereinafter collectively referred to as the “2006-2007 Securities Purchase Agreement”) with AJW Partners, Inc., AJW Offshore, Ltd., AJW Qualified Partners, LLC, and New Millennium Capital Partners II, LLC (hereinafter collectively referred to as the "Investors") and ancillary agreements. Under the 2006-2007 Securities Purchase Agreement, we agreed each month to sell the Investors Callable Secured Convertible Notes (the "2006-2007 Convertible Notes") in varying amounts as necessary. The 2006-2007 Convertible Notes are due in three years and bear interest at 8% annual interest payable quarterly. The Investors may convert the 2006-2007 Convertible Notes into shares at the lower of $.0057 per share or 50% of the three lowest intraday trading prices during the twenty trading days prior to conversion.

          The Investors have purchased $1,710,000 of the 2006-2007 Convertible Notes. We also issued to the Investors for no additional cash consideration Stock Purchase Warrants (the "2006-2007 Warrants") to purchase an aggregate of 42,000,000 shares at $.001 per share. The 2006-2007 Warrants expire seven years from the date issued, except for 10,000,000 that expire in five years.

          $250,000 of the proceeds was used to make a settlement payment to resolve certain litigation. The balance of $1,460,000 was used for accrued salaries, working capital and expenses.

          Based on the conversion price of $.00015 on June 29, 2006 the 2006-2007 Convertible Notes can be converted into a minimum of 11,000,000,000 shares. Additional shares may be issued if accrued interest is converted. Management believes that the actual conversion price may be lower and more than the minimum number of shares that may be issued when the Convertible Notes are converted.

2006 Securities Purchase Agreement

          Effective February 8, 2006, we entered into a Securities Purchase Agreement (the “2006 Securities Purchase Agreement”) with the Investors and ancillary agreements. Under the 2006 Securities Purchase Agreement, we sold the Investors a total of $3,000,000 in Callable Secured Convertible Notes (the "2006 Convertible Notes") due February 8, 2009 with 8% annual interest payable quarterly. The Investors may convert the 2006 Convertible Notes into shares at the lower of $.005 per share or 50% of the three lowest intraday trading prices during the twenty trading days prior to conversion. We issued the Investors for no additional cash consideration Stock Purchase Warrants (the "2006 Warrants") to purchase an aggregate of 95,000,000 shares at $.001 per share. The 2006 Warrants expire five years from the date issued.

          $2,000,000 of the proceeds from the 2006 Convertible Notes was used for the acquisition of diagnostic imaging businesses. The balance of $1,000,000 was used for working capital and expenses.

          As of March 31, 2007, the Investors have converted $881,537 of the 2006 Convertible Notes into 1,161,229,500 shares, an average of $.0007 per share. Based on the conversion price of $.00015 on June 29, 2007 the remaining principal amount of 2006 Convertible Notes can be converted into approximately 8,000,000,000 shares. Additional shares may be issued if accrued interest is converted. Management believes that the actual conversion price may be lower and more than the minimum number of shares may be issued when the Convertible Notes are converted.

2004 Securities Purchase Agreement

          Effective November 8, 2004, we entered into a Securities Purchase Agreement (the “2004 Securities Purchase Agreement”) with the Investors and ancillary agreements. Under the 2004 Securities Purchase Agreement, we sold the Investors a total of $3,000,000 in Callable Secured Convertible Notes (the "2004 Convertible Notes") due beginning November 8, 2006 with 10% annual interest payable quarterly, the first four months interest to be prepaid from proceeds of the Convertible Notes. The due date for the 2004 Convertible Notes that remain outstanding has been extended through December 31, 2008. The Investors may convert the Convertible Notes into shares at the lower of $.22 per share or 50% of the three lowest intraday trading prices during the twenty trading days prior to conversion.

          We agreed to issue to the Investors for no additional cash consideration 3,000,000 Stock Purchase Warrants (the "2004 Warrants") to purchase one share at $.40 per share for each one dollar of Convertible Notes purchased by the Investors. The 2004 Warrants expire five years from the date issued.

          As of the date hereof, the Investors have converted $1,817,619 of the 2004 Convertible Notes into 788,947,369 shares, an average of $.0023 per share. Based on the conversion price of $.00015 on June 26, 2007 the remaining 2004 Convertible Notes can be converted into approximately 8,000,000 shares. Additional shares may be issued if accrued interest is converted. Management believes that the actual conversion price may be lower and more than the minimum number of shares may be issued when the Convertible Notes are converted.

          The proceeds from the Convertible Notes were used to prepay the balance of $584,930 on a term loan and related installment note due July 31, 2005 in the original principal amount of $1,000,000 that was personally guaranteed by the Gelmons and others and $69,000 was used to repay a loan from 860532 Alberta Ltd. that is owned by the Gelmons. We also used the proceeds to repay principal and interest on other outstanding notes and accounts payable, fees, and business development purposes, including $700,000 to enter the diagnostic imaging business.

Common Provisions of the 2004, 2006 and 2006-2007 Transaction Agreements

          The Investors will be entitled to exercise the Warrants on a cashless basis if the shares of common stock underlying the Warrants are not then registered pursuant to an effective registration statement. In the event that an Investor exercises the Warrants on a cashless basis, then we will not receive any proceeds. In addition, the exercise price of the Warrants will be adjusted in the event we issue common stock at a price below market, with the exception of any securities issued as of the date of the Warrant or issued in connection with the Convertible Notes issued pursuant to the Securities Purchase Agreements. Upon the issuance of shares of common stock below the market price, the exercise price of the Warrants will be reduced accordingly. The market price is determined by averaging the last reported sale prices for our shares of common stock for the five trading days immediately preceding such issuance as set forth on our principal trading market. The exercise price shall be determined by multiplying the exercise price in effect immediately prior to the dilutive issuance by a fraction. The numerator of the fraction is equal to the sum of the number of shares outstanding immediately prior to the offering plus the quotient of the amount of consideration received by us in connection with the issuance divided by the market price in effect immediately prior to the issuance. The denominator of such issuance shall be equal to the number of shares outstanding after the dilutive issuance.

          In addition, the conversion price of the Convertible Notes and the exercise price of the Warrants will be adjusted in the event that we issue common stock at a price below the fixed conversion price, below market price, with the exception of any securities issued in connection with the Securities Purchase Agreements. The conversion price of the Convertible Notes and the exercise price of the Warrants may be adjusted in certain circumstances such as if we pay a stock dividend, subdivide or combine outstanding shares of common stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the Investors’ positions.

          Payment of the Convertible Notes is secured by all of our assets pursuant to Security Agreements and Intellectual Property Security Agreements.

          Pursuant to a Registration Rights Agreement we agreed to file a registration statement to register on request by the Investors the shares underlying the Notes and Warrants. We have registered a total of 2,090,000,000 shares in accordance with the Registration Rights Agreement, and intend to register additional shares upon the request of the Investors. All the shares that were registered have been issued, other than approximately 24,000,000 shares.

          Michael Gelmon, our Chief Executive Officer, and Cory Gelmon, our President and Chief Operating Officer, each entered into Guaranty and Pledge Agreements to provide additional security for our performance of the Transaction Agreements. Cory Gelmon pledged to the Investors 850,123,333 shares he owns of record. Michael Gelmon pledged to the Investors 849,623,333 shares he owns of record.

          We will be subject to the payment of certain penalties and damages in the event we do not satisfy our obligations under the Transaction Agreements including those with respect to registration of the shares underlying the Convertible Notes and Warrants.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

          The following table presents fees for professional services rendered by Schwartz Levitsky Feldman LLP to Banyan Corporation for 2006 and 2005:

Types of Fees	Year Ended December 31, 2006	Year Ended December 31, 2005
Audit Fees (a)	$ 100,235	$92,647
Tax Fees (b)	-0-	-0-
Other Fees (c)	-0-	-0-

          To safeguard the continued independence of the independent auditors, the Board has adopted a policy that expands our existing policy preventing our independent auditors from providing services to us that are prohibited under Section 10A(g) of the Securities Exchange Act of 1934, as amended. This policy also provides that independent auditors are only permitted to provide services to the Company that have been pre-approved by the Board of Directors. Pursuant to the policy, all audit services require advance approval by the directors. All other services by the independent auditors that fall within certain designated dollar thresholds, both per engagement, as well as annual aggregate, have been pre-approved under the policy. Different dollar thresholds apply to the three categories of pre-approved services specified in the policy (Audit Related services, Tax services and other services). The directors must approve all services that exceed the dollar thresholds in advance.

MATTERS TO BE ACTED UPON AT THE MEETING

Proposal 1. Election of Directors

          Our Bylaws provide for three directors. Directors are elected annually and hold office until the next annual meeting of shareholders, until their respective successors are elected and qualified or until their earlier death, resignation or removal. Presently there is a vacancy on the Board of Directors. The Board of Directors intends to appoint a nominee for director to fill this vacancy as soon as possible. We have been unable to identify a nominee or appointee for this vacancy since it arose given concerns about our financial condition and pending litigation. It is intended that the proxies solicited by our directors will be voted "for" election of the following two nominees unless otherwise specified: Michael J. Gelmon and Cory H. Gelmon. Michael J. Gelmon and Cory H. Gelmon are directors of the Company. They have been nominated by the full Board of Directors, which performs the functions of a nominating committee. For a description of the background and experience of the candidates, including their principal occupations during the past five years and the name and principal business in which such occupations were carried on, and the nominating process, please refer to "Directors and Executive Officers; Corporate Governance."

Proposal 2. Approval of Second Amendment to the Restated Articles of Incorporation with Amendments to increase our authorized common stock to forty billion (40,000,000,000) shares.

          Our Board of Directors approved an amendment to our articles of incorporation to increase our authorized capital to forty billion (40,000,000,000) shares of common stock and one billion (1,000,000,000) shares of preferred stock. The full text of the Second Amendment to Restated Articles of Incorporation with Amendments is attached to this proxy statement as Exhibit A.

Reasons for proposal

          Our Board of Directors believes that the amendment is in the best interests of our shareholders and us. We have almost exhausted our authorized capital. On the record date we had five billion (5,000,000,000) shares of common stock issued and outstanding. We believe that after the increase is approved, we will have a sufficient number of authorized shares to meet our obligations to issue additional shares and for future contingencies.

          The increase in authorized capital is required in connection with the issue of Notes and Warrants described in Certain Relationships and Related Transactions — Securities Purchase Agreements. We do not have sufficient shares authorized and available to issue upon the conversion of the Notes and the exercise of the Warrants. We are obligated to issue an estimated twenty seven billion (27,000,000,000) shares upon conversion of our outstanding Notes and the exercise of outstanding Warrants issued in connection with the Securities Purchase Agreements. Under those agreements, we agreed to convene a meeting of the shareholders to increase the number of authorized shares.

          If we are unsuccessful in timely increasing our authorized number of shares of common stock, we will be in default under the Securities Purchase Agreements and could face significant adverse consequences. Those consequences include, among other things, our loss of proceeds from future sales of notes to the Investors under the Securities Purchase Agreements and payment of substantial penalties, our need to repay in cash the Notes, and/or the loss of our assets through foreclosure by the Investors of their security interests. Any of these events may have a material adverse effect on our business, operations, financial condition, and cash flow. As of the date of this proxy statement, we will be in default under our agreements with the Investors if we exhaust our authorized capital.

          We have no other specific plans to issue common stock or preferred stock.

Interest of the Gelmons in Second Amendment to Restated Articles of Incorporation with Amendments

          Management does not have a direct material interest in the amendment, except that to the extent that the reverse split will prevent default under Securities Purchase Agreements the amendment would obviate the need for the investors to invoke their rights under guaranty and pledge agreements executed by the Gelmons that permit the investors to become the record owners of all the shares of the Corporation the Gelmons hold of record. See Certain Relationships and Related Transactions – Securities Purchase Agreements – Common Provisions of the 2004, 2006 and 2006-2007 Transaction Agreements. Also, Cory Gelmon will be reissued 825,000,000 shares he returned for cancellation on July 10, 2007 as a capital contribution in order to prevent a default. See Executive Compensation -- Employment and Other Compensation-Related Agreements with Management. In addition, the Gelmons have an indirect interest in the availability of shares that may be issued to them upon the exercise of any Options they hold. See Executive Compensation – Option Exercises and Year-End Values.

Proposed changes in authorized capital

          Under the Second Amendment to Restated Articles of Incorporation with Amendments, our authorized capital stock will be forty billion (40,000,000,000) shares of common stock and one billion (1,000,000,000) shares of preferred stock, all no par value. Our authorized capital is five billion (5,000,000,000) shares of common stock and one billion (1,000,000,000) shares of preferred stock.

          Shares of common stock may be issued from time to time as the Board of Directors may determine. Holders of common stock will be entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available therefor after the requirements with respect to preferential dividends on the preferred stock, if any, have been met, and we have complied with all other requirements and subject to any other conditions relating to the preferred stock. In the event of liquidation, holders of common stock will be entitled to a proportionate share in any distribution of our assets after the payment of liabilities and after distribution in full of preferential amounts, if any, to be distributed to holders of the preferred stock. Holders of common stock will not have preemptive rights. Each share of common stock will be entitled to one vote, and cumulative voting will not be permitted in the election of directors.

          At such time as there will be six or more directors, these directors will be elected in three classes for terms of up to three years, and vacancies that occur during the year may be filled by the Board of Directors to serve for the remainder of the full term.

          Shares of preferred stock may be issued from time to time in one or more series as may be determined by the Board of Directors. The voting powers, the preferences, the relative, participating, optional and other special rights of each such series, and the qualifications, limitations or restrictions thereof shall be established by the Board of Directors except that no holder of preferred stock shall have preemptive rights.

          A quorum for the transaction of business at any meeting of the shareholders will be one-third of the shares entitled to vote. The affirmative vote of the holders of at least a majority of the shares voted at a meeting of the shareholders at which a quorum is present will constitute shareholder approval of matters to be acted upon by the shareholders. However, in the case of a sale or other transfer of substantially all our assets, liquidation, merger, consolidation, reorganization, or similar type of extraordinary corporate transaction with a beneficial owner of 10% or more, the affirmative vote of two-thirds of the shares entitled to vote thereon will constitute approval unless such transaction is with an affiliate or subsidiary, or the transaction is approved by the affirmative vote of a majority of our continuing directors. Continuing directors will be those directors who were our directors prior to the beneficial owner of 10% or more becoming a beneficial owner or affiliate, or who are designated continuing directors prior to or at their first election as directors. Shareholders may act by written consent of a majority of the shares entitled to vote, subject to any greater voting requirements as set forth above.

Possible anti-takeover effect

          Although our Board of Directors has no current plans to use the additional shares of common stock, "blank check" preferred stock, classification of directors, cumulative voting and greater than a majority voting requirements to entrench present management, the foregoing are considered anti-takeover measures to prevent hostile takeover attempts. To the knowledge of management, no hostile takeover attempts are presently threatened or contemplated.

Proposal 3. Approval of Third Amendment to Restated Articles of Incorporation with Amendments to approve a one for one hundred reverse stock split.

General

          Our Board of Directors has unanimously adopted a resolution approving the Third Amendment to the Restated and Amended Articles of Incorporation with Amendments to effect a one-for-one hundred reverse split of our outstanding common stock without affecting the number of authorized shares of common stock. The full text of the Third Amendment to Restated Articles of Incorporation with Amendments is attached to this proxy statement as Exhibit B.

          If the shareholders approve this proposal, the Board of Directors will have the authority to effect the reverse stock split by filing the Third Amendment to the Restated and Amended Articles of Incorporation with Amendment with the Oregon Secretary of State. The Board of Directors reserves the right not to effect the reverse split if it is no longer in the best interests of the Company and its shareholders. A vote FOR Proposal Three will include authorization for the board of directors to not to proceed.

Reasons for the Reverse Split

          Management believes the reverse split is in the best interests of the Company and its shareholders. Management believes the reverse split is required in connection with the issue of Notes and Warrants described in Certain Relationships and Related Transactions — Securities Purchase Agreements. We do not have sufficient shares authorized and available to issue upon the conversion of the Notes and the exercise of the Warrants. Management also believes that the reverse split may broaden the market for our common stock. The resulting anticipated increased price level might encourage interest in our stock. Brokerage house policies limit or in some cases prevent trading low-priced stocks. These policies include including fixed price commission schedules that result in investors effectively paying higher percentage commissions for our stock, limits on the number of shares per order, and other policies. We may also be hindered from offering stock options or stock grants to existing and prospective employees, from raising additional capital through stock issuances or from issuing stock in acquisitions. Based on the number of shares outstanding on the record date, we will have approximately eight billion (8,000,000,000) shares of authorized but unissued shares of common stock, after deducting shares issuable upon conversion of the Notes and exercise of outstanding Warrants and Options (see Executive Compensation – Equity Compensation Plan Information). These additional shares would be available from time to time for all of these purposes. Management currently has no present intention, plan, arrangement or agreement, written or oral, to issue shares for any purpose, except for the issuance of shares of common stock upon the conversion of the outstanding Notes and the exercise of outstanding Warrants and Options. The Board of Directors believes that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.

Risks Associated with the Reverse Split

          Although the price of our stock is likely to increase on the reverse split, there can be no assurance that the market will sustain the increase. Our total market capitalization may decrease after the reverse split. There will be fewer shares to trade; there may be reduced trading volume and less liquidity as a result. There can be no assurance that the reverse stock split will result in a price per share that will attract brokers and investors that restrict trading in low priced stocks.

          One result of the reverse split is to make available additional shares for the Board of Directors to issue in satisfaction of the rights of the Investors to convert their Notes into shares, or at the discretion of the Board of Directors, to issue stock for acquisitions, to sell stock for cash, issue stock for services, and to underlie stock options. Such issuances will dilute existing shareholders.

Effective Date; Effects of the Proposed Amendment

          Once approved, the reverse split will be effective at the close of the stock market on the date the Third Amendment to the Restated Articles of Incorporation with Amendments is filed with the Oregon Secretary of State. The reverse split will be effected simultaneously for all our common stock and the exchange ratio will be equal for all of our common stock. The reverse split will affect all of our shareholders uniformly and will not affect any holder’s percentage ownership interests in the Company. Our reporting requirements under the Securities and Exchange Act of 1934, as amended.

          In connection with the reverse stock split, our common stock will change its CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing shares of our post-split common stock. If the reverse split results in you owning a fractional share, we will round up the number of shares to a whole number.

          The number of shares you hold will automatically be reduced without any further action on your part and without regard to the date that you physically surrender your certificates to our transfer agent. Each certificate representing pre-split shares of common stock will, until surrendered and exchanged as described above, be deemed cancelled and, for all corporate purposes, will be deemed to represent only the number of post-split shares as a result of the reverse stock split. Note that you will not be entitled to receive any dividends or other distributions payable by us after the reverse stock split is effective until you surrender and exchange your certificates. If we issue and pay any dividends or make any distributions, these amounts will be withheld, accumulate and be paid to you, without interest, once you surrender your certificates for exchange. We have no current plans to pay any dividends or to make any distributions.

Federal Income Tax Consequences of the Reverse Split

          The following is a summary of certain material federal income tax consequences of the reverse stock split and does not purport to be a complete discussion of all of the possible United States federal income tax consequences of the reverse split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the reverse stock split may vary significantly as to each shareholder, depending upon the state in which such stockholder resides. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the old shares were, and the new shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment). The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder. Each shareholder is urged to consult with such shareholder’s own tax advisor with respect to the tax consequences of the reverse split.

          It is the understanding of management that the reverse split will constitute a tax-free recapitalization under the Code and that we should not recognize any gain or loss as a result of the reverse split. In addition, our shareholders should not recognize any gain or loss. Although the issue is not free from doubt, receipt of an additional whole share of common stock received in lieu of the receipt of a fractional share should be treated in the same manner and the shareholder should recognize no gain or loss as a result of the reverse stock split. However, it is possible that the receipt of additional shares could be wholly or partially taxable. The shareholder should consult a tax advisor to determine which of these treatments will apply upon the receipt of a whole share of common stock in lieu of a fractional share of common stock.

          Management also understands that a shareholder’s aggregate basis in post-split shares of common stock will equal the aggregate basis in the pre-split shares of common stock owned by that shareholder that are exchanged for the post-split shares of common stock. Generally, the aggregate basis will be allocated among the post-split shares on a pro rata basis, however, if a shareholder has used the specific identification method to identify the basis in pre-split shares of common stock surrendered in the reverse stock split, the shareholder should consult a tax advisor to determine the basis in the post-split shares. The holding period of the post-split common stock received by a shareholder will generally include the shareholder’s holding period for the shares of pre-split common stock with respect to which post-split shares of common stock are issued, provided that the shares of pre-split common stock were held as a capital asset on the date of the exchange.

          The understanding of management regarding the tax consequences of the reverse split is not binding on the Internal Revenue Service or the courts and we have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse stock split. Accordingly, each shareholder should consult with its own tax advisor with respect to all of the potential tax consequences of the reverse stock.

Possible Anti-Takeover Effect

          Although the increased proportion of unissued authorized shares to be issued could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the reverse split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our board of directors and shareholders. Other than the increase in authorized capital to forty billion (40,000,000) shares of common stock, and this proposal, the Board of Directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

Accounting Effects of the Reverse Split

          Following the effective date of the reverse stock split, the par value of our Common Stock will remain at no par value per share. There will be one-one hundredth as many outstanding shares as before. The aggregate par value of all the issued and outstanding shares of our common stock, and stated capital will not change. All share and per share information in our financial statements will be restated to reflect the reverse split for all periods presented in our future reports. The amount of our stockholders’ equity will remain unchanged following the effective date. Our existing obligations, to the extent they may be discharged with shares of common stock, will be dischargeable with one one-hundredth the number of shares than before the reverse split.

Interest of the Gelmons in Third Amendment to Restated Articles of Incorporation with Amendments

          Management does not have a direct material interest in the amendment, except that to the extent that the reverse split will prevent default under Securities Purchase Agreements the amendment would obviate the need for the investors to invoke their rights under guaranty and pledge agreements executed by the Gelmons that permit the investors to become the record owners of all the shares of the Corporation the Gelmons hold of record. See Certain Relationships and Related Transactions – Securities Purchase Agreements – Common Provisions of the 2004, 2006 and 2006-2007 Transaction Agreements. Also, Cory Gelmon will be reissued 825,000,000 shares he returned for cancellation on July 10, 2007 as a capital contribution in order to prevent a default. See Executive Compensation -- Employment and Other Compensation-Related Agreements with Management. In addition, the Gelmons have an indirect interest in the availability of shares that may be issued to them upon the exercise of any Options they hold. See Executive Compensation – Option Exercises and Year-End Values.

Vote Required

          The affirmative vote of a majority of shares entitled to vote at Annual Meeting is required to approve the Third Amendment to the Restated Articles of Incorporation with Amendments for a one-for-one-hundred reverse split.

Recommendation of our Board of Directors

          The Board of Directors believes that approval of Proposal Three is in the best interests of the Company and our stockholders for the reasons stated above. The board of directors recommends that stockholders vote “FOR” Proposal Three.

Other Matters

          Our Board of Directors knows of no other matters to be acted upon at the meeting. However, if other matters should come before the annual meeting, it is the intention of the proxies to vote each proxy in their discretion on such matters.

ANNUAL REPORT

          Our annual report filed with the Securities and Exchange Commission on Form 10-KSB for the year ended December 31, 2006, which includes audited financial statements and financial statement schedules, is included in the proxy and deemed to be a part of the proxy soliciting material. For information on how to obtain the annual report free of charge, please refer to the Notice of Annual Meeting of Shareholders and Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held September 4, 2007. All of our reports filed pursuant to the Securities Exchange Act of 1934 together with the exhibits thereto are available without charge on the database of the Securities and Exchange Commission at www.sec.gov/edgar.

SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

          Under Rule 14a-8 of the Securities and Exchange Commission, proposals by shareholders intended for inclusion in our proxy statement and proxy for action at our next annual meeting must be received by December 31, 2007 in order to be considered for inclusion in our proxy materials. Proposals must be addressed to Cory H. Gelmon, Secretary, Banyan Corporation, 9025 Wilshire Blvd., Penthouse Suite 500, Beverly Hills, CA 90211. Such proposals may be included in next year's proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing shareholder proposals. Under Rule 14a-4 of the Securities and Exchange Commission, for all other proposals by shareholders to be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices of Banyan not later than December 31, 2007. If a shareholder fails to so notify us of any such proposal prior to such date, management will be allowed to use their discretionary voting authority with respect to proxies held by management if the proposal is raised at the annual meeting, without any discussion of the matter in our proxy statement.

EXHIBIT A

BANYAN CORPORATION

SECOND AMENDMENT TO RESTATED ARTICLES OF INCORPORATION WITH AMENDMENTS

          Banyan Corporation, an Oregon corporation incorporated on June 18, 1978, hereby restates and amends Article IV, Capital Stock, Section 1. Classes and Shares Authorized of its Restated Articles of Incorporation with Amendments as follows:

ARTICLE IV

CAPITAL STOCK

          Section 1. Classes and Shares Authorized. The authorized capital stock of the corporation shall be forty billion (40,000,000,000) shares of Common Stock, no par value and one billion (1,000,000,000) shares of Preferred Stock, no par value. No shareholder shall have preemptive rights.

— End of Amendment —

EXHIBIT B

BANYAN CORPORATION

THIRD AMENDMENT TO RESTATED ARTICLES OF INCORPORATION WITH AMENDMENTS

               Banyan Corporation, an Oregon corporation incorporated on June 18, 1978, hereby restates and amends Article IV, Capital Stock, Section 3. Classes and Shares Authorized of its Restated Articles of Incorporation with Amendments by adding a new subparagraph (d), to read as follows:

ARTICLE IV

CAPITAL STOCK

          Section 3. Common Stock.

……………

               (d) At the close of the trading market on the filing date hereof with the Oregon Secretary of State, the issued and outstanding shares of the corporation’s Common Stock, no par value, shall be reverse split, and each one hundred shares thereof shall be deemed exchanged for one share of the corporation’s Common Stock, no par value, without any further action by the holder thereof, and without any change in the number of authorized shares of common stock provided for in Section 1 of this article entitled Classes and Shares Authorized. Any resulting fractional shares will be rounded up to a whole share.

— End of Amendment —

BANYAN CORPORATION
9025 Wilshire Blvd., Penthouse Suite 500,
Beverly Hills, CA 90211

Audit Committee Report

          The full Board of Directors of Banyan Corporation, discharging the duties of an audit committee of the Board of Directors, discussed with the independent auditors of Banyan Corporation all matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." Prior to the inclusion and filing with the Securities and Exchange Commission of the consolidated audited financial statements in Banyan Corporation's annual report on Form 10-KSB for the year ended December 31, 2006, the Board of Directors discussed with management and reviewed Banyan Corporation's consolidated audited financial statements. In addition, the Board of Directors obtained from the independent auditors a formal written statement indicating that no relationships exist between the auditors and Banyan Corporation that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees," discerned from discussions with the auditors that no relationships exist that may impact their objectivity and independence and satisfied itself as to the auditors' independence. Prior to the filing of the Form 10-KSB with the Securities and Exchange Commission, and based on the review and discussions referenced above, the Board of Directors recommended that the audited financial statements be included in the Form 10-KSB.

Respectfully submitted,

Board of Directors of Banyan Corporation
/s/ Michael J. Gelmon
/s/ Cory H. Gelmon
July 20, 2007

BANYAN CORPORATION

PROXY FOR 2007 ANNUAL MEETING OF SHAREHOLDERS
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned shareholder of Banyan Corporation (the "Company") hereby constitutes and appoints Michael J. Gelmon and Cory H. Gelmon, jointly and severally, with power of substitution, as proxies (the "Proxies") to represent the undersigned at the annual meeting of shareholders of the Company to be held at 2:00 p.m., local time, on September 4, 2007, at the Company's Canadian offices, Suite 207, 5005 Elbow Drive S. W., Calgary, Alberta, Canada T2S 2T6 and at any adjournment(s) thereof (the "Meeting"), and to vote the number of shares the undersigned would be entitled to vote if present in person as specified on the following matters and otherwise in their discretion.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL DIRECTOR NOMINEES
AND FOR THE APPROVAL OF PROPOSALS 2 AND 3.

1. To elect two directors to the Company's Board of Directors as follows:

 [   ]  FOR all nominees listed below, except      [   ]  WITHHOLD AUTHORITY as to

Michael J. Gelmon                Cory H. Gelmon

Note: To withhold authority to vote for a nominee, strike out the nominee's name. If you do not strike out the name your proxy will be voted "for" each nominee above.

2. To approve the Second Amendment to the Restated Articles of Incorporation with Amendments to increase our authorized common stock to forty billion (40,000,000) shares.

[   ] FOR approval      [   ] AGAINST approval      [   ] ABSTAIN

3. To approve the Third Amendment to the Restated Articles of Incorporation with Amendments authorizing a one for one hundred reverse stock split without changing the number of authorized number of shares of common stock.

[   ] FOR approval      [   ] AGAINST approval      [   ] ABSTAIN

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. YOU MAY REVOKE THE PROXY
BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY
ISSUING A LATER PROXY, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

          Please mark, date, sign and return this proxy as soon as possible in the enclosed envelope. For a corporation, limited liability company, partnership, attorney-in-fact, executor, administrator, trustee, guardian and the like, please indicate the capacity in which you are authorized to vote on behalf of the other person or entity, as the case may be. For joint tenants, both should please sign.

Please sign below

X___________________________________

Please indicate signature capacity below
                                 -Or-
Other joint tenant please sign below

X___________________________________

Please date: __________________

[    ] PLEASE CHECK IF YOU PLAN TO ATTEND THE MEETING.